UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

CID HoldCo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42711	99-2578850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100, Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(303)-332-4122

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	DAIC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	DAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2026, CID HoldCo, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting was conducted virtually via live video webcast. As of the record date of March 23, 2026, there were 29,293,322 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. 17,634,353 shares of Common Stock were represented at the Annual Meeting in person (virtually) or by proxy, constituting a quorum.

The following is a brief description of each matter voted upon at the Annual Meeting and the final results of voting on each such matter.

Proposal 1 — Election of Class I Director

Stockholders voted to elect one Class I director nominee, Phyllis Newhouse, to serve until the 2029 annual meeting of stockholders or until her successor is duly elected and qualified. Directors are elected by a plurality of the votes cast. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Phyllis Newhouse	11,822,046	414,464	5,397,843

Based on the voting results, Phyllis Newhouse was elected as a Class I director.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

Stockholders voted to ratify the appointment of Carr, Riggs & Ingram, LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy was required for approval. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
17,337,725	189,078	107,550

Based on the voting results, this proposal was approved.

Proposal 3 — Approval of the Reverse Split Proposal

Stockholders voted to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to authorize the Board of Directors to effect one or more reverse stock splits of the Common Stock by a ratio of not less than one-for-ten (1:10) and not more than one-for-twenty-five (1:25), with the exact ratio and number of reverse stock splits, if any, to be determined by the Board of Directors in its sole discretion. The affirmative vote of a majority of the votes cast by the holders entitled to vote thereon was required for approval. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
16,513,265	1,113,370	7,718

Based on the voting results, this proposal was approved.

Proposal 4A — Approval of the Nasdaq Service Proposal (Financing Source A)

Stockholders voted to approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock and warrants to purchase shares of Common Stock in connection with financing documents between the Company and one or more potential financing sources ("Financing Source A"), including a common stock purchase agreement establishing an equity line of credit, a note purchase agreement and related senior secured convertible promissory note, and a common stock purchase warrant, in order to, among other things, make scheduled monthly payments under that certain Loan Agreement, dated December 4, 2025, between the Company and J.J. Astor & Co. (the "J.J. Astor Loan") and terminate that certain Share Purchase Agreement (the "Original ELOC") with New Circle Principal Investments LLC, a Delaware limited liability company ("New Circle"), in an amount that may exceed 20% of the Company's Common Stock currently outstanding. The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy was required for approval. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,819,521	379,922	37,067	5,397,843

Based on the voting results, this proposal was approved.

Proposal 4B — Approval of the Nasdaq Service Proposal (Financing Source B)

Stockholders voted to approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock and warrants to purchase shares of Common Stock in connection with financing documents between the Company and one or more potential financing sources ("Financing Source B"), including a common stock purchase agreement establishing an equity line of credit, a preferred stock purchase agreement, and a common stock purchase warrant, in order to, among other things, entirely pay off the J.J. Astor Loan and terminate the Original ELOC, in an amount that may exceed 20% of the Company's Common Stock currently outstanding. The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy was required for approval. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,473,448	726,020	37,042	5,397,843

Based on the voting results, this proposal was approved.

Proposal 5 — Approval of the Nasdaq Conversion Proposal

Stockholders voted to approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), solely if the Company defaults on the J.J. Astor Loan, the issuance of shares of Common Stock upon conversion of the remaining balance of the senior convertible note issued by the Company pursuant to the terms of the J.J. Astor Loan, without giving effect to the exchange cap in such convertible note. The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy was required for approval. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,884,280	307,391	44,839	5,397,843

Based on the voting results, this proposal was approved.

Proposal 6 — Approval of the Nasdaq 20% Proposal

Stockholders voted to approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of up to 100,000,000 shares of Common Stock (or securities convertible into or exercisable for Common Stock) in one or more non-public financing transactions, in an amount that may exceed 20% or more of the Company's Common Stock outstanding before the execution of such transactions. The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy was required for approval. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,415,164	768,271	53,075	5,397,843

Based on the voting results, this proposal was approved.

Proposal 7 — Approval of the Incentive Plan Amendment Proposal

Stockholders voted to approve an amendment to the Company's 2024 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 19,959,853 shares. The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy was required for approval. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,087,758	1,095,507	53,245	5,397,843

Based on the voting results, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CID HoldCo, Inc.

Date: May 12, 2026	By:	/s/ Edmund Nabrotzky
Edmund Nabrotzky
President and Chief Executive Officer